UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):   July 13, 2000

                          BENCHMARK ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)
             TEXAS                   1-10560                      74-2211011
(State or other jurisdiction      (Commission                 (I.R.S. Employer
      of incorporation)           File Number)               Identification No.)

3000 TECHNOLOGY DRIVE, ANGLETON, TEXAS                               77515
(Address of principal executive offices)                            (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (979) 849-6550

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (b)  Pro forma financial information.

     Benchmark Electronics, Inc. Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 1999 and the three months ended March 31, 2000.

     Benchmark Electronics, Inc. Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2000.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BENCHMARK ELECTRONICS, INC.

                                          By: /s/ GAYLA J. DELLY
                                                  GAYLA J. DELLY
                                                    TREASURER

     Dated: July 13, 2000

ITEM 7(b). PRO FORMA FINANCIAL INFORMATION.

           UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

     The following unaudited pro forma condensed combined statement of operations for the year ended December 31, 1999 gives effect to the acquisition by Benchmark of all the outstanding capital stock of AVEX Electronics, Inc. and its subsidiaries and certain affiliates ("AVEX") and the disposition of its Swedish operations as if they had occurred as of January 1, 1999. The following unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2000 gives effect to the disposition of its Swedish operations as if it had occurred as of January 1, 1999. The following unaudited pro forma condensed combined balance sheet as of March 31, 2000 gives effect to the disposition of the Swedish operations as if it had occurred on that date. The results of operations of the acquired AVEX business are included in Benchmark's historical results for the three months ended March 31, 2000 and the financial position of the acquired AVEX business is reflected in Benchmark's historical balance sheet as of March 31, 2000.

     The AVEX acquisition was accounted for under the purchase method of accounting. The unaudited pro forma condensed combined statements of operations are based on the historical financial statements of Benchmark and AVEX and the estimates and assumptions in the notes to the unaudited pro forma condensed combined statements of operations. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 1999 had been previously filed with Benchmark's Current Report on Form 8-K dated June 2, 2000. The pro forma statement of operations for the year ended December 31, 1999 presented herein supersedes the pro forma statement of operations filed in the Form 8-K of Benchmark dated June 2, 2000.

     On July 12, 2000, Benchmark entered into a definitive agreement to sell its Swedish operations, constituting inventories and fixed assets, at the net book value of these assets.

     The unaudited pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of Benchmark and AVEX and "Management's Discussion and Analysis of Financial Conditions and Results of Operations" of Benchmark. The unaudited pro forma condensed combined financial statements do not purport to represent what Benchmark's results of operations or financial position would actually have been if the AVEX acquisition and the disposition of the Swedish operations had been consummated on the indicated dates, nor are they necessarily indicative of Benchmark's results of operations or financial position for any future period.

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                                  (UNAUDITED)

                                                                  SUBTOTAL PRO FORMA        HISTORICAL
                                             HISTORICAL           BEFORE DISPOSITION       -------------         PRO FORMA
                                         -------------------  ----------------------------   SWEDISH      -----------------------
                                         BENCHMARK  AVEX(A)    ADJUSTMENTS     COMBINED    OPERATIONS k   ADJUSTMENTS   COMBINED
                                         ---------  --------   -----------    ----------   -------------  ----------- -----------
                                                               (IN THOUSANDS, EXCEPT PER SHARE DATA)
Sales................................    $877,839   $640,174     $  --        $1,518,013   $      26,657  $    --     $ 1,491,356
Cost of sales........................     810,309    632,194        --         1,442,503          21,448       --       1,421,055
                                         ---------  --------   -----------    ----------   -------------  ----------- -----------
          Gross profit...............      67,530      7,980                      75,510           5,209                   70,301
Selling, general & administrative
  expenses...........................      32,477    333,313      (5,456)b        58,516             833       --          57,683
                                                                  (1,818)d
Amortization of goodwill.............       6,430      --          6,042 c        12,472            --         --          12,472
                                         ---------  --------   -----------    ----------   -------------  ----------- -----------
          Income (loss) from
             operations..............      28,623    (25,333)      1,232           4,522           4,376       --             146
Interest and other income net........       1,350        108        (300)e         1,158              20       --           1,138
Interest expense.....................      (9,696)   (13,941)     13,941 f       (24,066)           --         1,071 l    (22,995)
                                                                    (822)g
                                                                 (13,488)h
                                         --------   --------     -------      ----------   -------------  ----------- -----------
     Income (loss) before taxes and
       extraordinary item............      20,277    (39,166)        503         (18,386)          4,396        1,071     (21,711)
Income tax expense (benefit).........       7,005        960         176 i        (6,435)          1,231          369 i    (7,297)
                                                                 (14,576)j
                                         --------   --------     -------      ----------   -------------  ----------- -----------
     Income (loss) before
       extraordinary item............      13,272    (40,126)     14,903         (11,951)          3,165          702     (14,414)
Income (loss) before extraordinary
  item per common share Basic........    $   0.94                             $    (0.78)                             $     (0.94)
Income (loss) before extraordinary
  item per common share Diluted......    $   0.88                             $    (0.78)                             $     (0.94)
Weighted average common shares
  outstanding:
     Basic...........................      14,081                                 15,387 m                                 15,387 m
     Diluted.........................      15,010                                 15,387 m                                 15,387 m

   See accompanying notes to unaudited pro forma condensed combined statements of operations.

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2000
                                  (UNAUDITED)

                                                      HISTORICAL                         PRO FORMA
                                         ----------------------------------   ---------------------------
                                                          SWEDISH
                                         BENCHMARK       OPERATIONS (k)       ADJUSTMENTS        TOTAL
                                         ---------    ---------------------   -----------      ----------
                                                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
Sales................................    $349,155     $              23,129       $  --        $  326,026
Cost of sales........................     325,509                    19,653          --           305,856
                                         ---------    ---------------------   -----------      ----------
          Gross profit...............      23,646                     3,476                        20,170
Selling, general & administrative
  expenses...........................      12,681                       544          --            12,137

Amortization of goodwill.............       3,220                     --             --             3,220
                                         ---------    ---------------------   -----------      ----------
          Income from operations.....       7,745                     2,932          --             4,813
Interest and other income net........         828                        66          --               762
Interest expense.....................      (5,563)                    --              268 l        (5,295)
                                         ---------    ---------------------   -----------      ----------
     Income before taxes ............       3,010                     2,998           268             280
Income tax expense ..................       1,033                     1,034            92 i            91

                                         ---------    ---------------------   -----------      ----------
     Net income .....................    $  1,977     $               1,964   $       176      $      189
                                         =========    =====================   ===========      ==========
Income per common share Basic........    $   0.12                                              $     0.01
Income per common share Diluted......    $   0.12                                              $     0.01
Weighted average common shares
  outstanding:
     Basic...........................      16,248                                                  16,248
     Diluted.........................      17,173                                                  17,173

   See accompanying notes to unaudited pro forma condensed combined statements of operations.

                          NOTES TO UNAUDITED PRO FORMA
                   CONDENSED COMBINED STATMENTS OF OPERATIONS

Adjustments have been made to the unaudited pro forma condensed combined statements of operations to reflect the following:

(a) Includes the historical results of operations of AVEX for the period to August 24, 1999, the consummation date of the acquisition.

(b) To eliminate the historical costs related to (i) certain redundant executive headquarter costs; (ii) the termination of intercompany services previously provided by the Seller to AVEX under an intercompany arrangement that included fees based on the estimated utilization of Seller's resources; (iii) AVEX's domestic defined benefit pension plan, which plan and the obligations thereunder are not being continued by Benchmark; offset by (iv) the costs that Benchmark will incur to replace the Seller's intercompany services arrangement. A summary of such adjustments follows (in thousands):

                                         FOR THE PERIOD ENDED
                                         --------------------
                                             DECEMBER 31,
                                                 1999
                                             ------------
Redundant executive headquarter
  costs..............................          $(2,948)
Historical intercompany service
  fee................................           (2,384)
Historical cost of pension plan not
  continued..........................             (791)
Benchmark replacement of intercompany
  services arrangement...............              667
                                               -------
          Total......................          $(5,456)

(c) To record amortization of goodwill over an estimated useful life of 15 years.

(d) To eliminate adjustments to the 1998 write down of certain assets related to AVEX's San Jose, California facility, which were not acquired by Benchmark, included in AVEX's historical financial statements.

(e) To reduce interest income related to cash balances utilized in funding a portion of the AVEX acquisition.

(f) To eliminate intercompany interest expense with the Seller and interest on AVEX notes payable not assumed under the Stock Purchase Agreement.

(g) To record amortization of debt issuance costs over the life of the applicable debt instruments.

(h) To record interest expense at 7.75%, 7.75%, and 6.0% on the amounts outstanding under the Revolving Credit Facility, Term Loan, and the Notes, respectively based on interest rates in effect upon consummation of the acquisition. A change in the interest rate of 1/8 of a percent would result in a change in annual interest expense related to the amounts outstanding under the Revolving Credit Facility and Term Loan of approximately $227,000.

(i) To record income tax adjustments related to the above pro forma adjustments.

(j) To adjust AVEX historical income tax expense as if AVEX was included in the consolidated federal income tax return of Benchmark. In the historical combined financial statements of AVEX, federal income taxes were provided as if AVEX filed a separate income tax return.

(k) To eliminate the historical operating results of the Swedish operations.

(l) To adjust interest expense at 7.75% as a result of the utilization of the proceeds from the disposition of the Swedish operations to pay down the Revolving Credit Facility.

(m) The following information reconciles the number of shares used to compute historical and pro forma earnings (loss) per common share (in thousands):

                                           FOR THE YEAR
                                               ENDED
                                         -----------------
                                           DECEMBER 31,
                                               1999
                                         -----------------
                                         BASIC     DILUTED
                                         ------    -------
Benchmark historical.................    14,081    15,010
Common shares issued in AVEX
  acquisition on a pro forma basis as
  of January 1, 1999.................       644       644
Common shares issued in public
  offering in June 1999 on pro forma
  basis as of January 1, 1999........       662       662
Elimination of Benchmark stock
  options antidilutive on a pro
  forma basis in 1999................      --        (929)
                                         ------    ------
                                         15,387    15,387
                                         ======    ======

     The effect of the if-converted method for the Notes is antidilutive and 2.5 million of potential common shares have not been considered in computing diluted loss per common share.

                          BENCHMARK ELECTRONICS, INC.
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                              AS OF MARCH 31, 2000
                                  (UNAUDITED)

                                                                                HISTORICAL                   PRO FORMA
                                                                             ---------------     ----------------------------------
                                                                                BENCHMARK          ADJUSTMENTS           TOTAL
                                                                             ---------------     ---------------    ---------------
                                                                                                  (IN THOUSANDS)
ASSETS
Current assets:
  Cash and cash equivalents .............................................    $         1,073     $          --      $         1,073
  Accounts receivable, net ..............................................            224,376                --              224,376
  Income taxes receivable ...............................................              3,985                --                3,985
  Inventories ...........................................................            249,720             (12,549)a          237,171
  Prepaid expenses and other debts ......................................             15,636                --               15,636
  Deferred tax asset ....................................................              2,347                --                2,347
                                                                             ---------------     ---------------    ---------------
    Total current assets ................................................            497,137             (12,549)           484,588
Net property, plant and equipment .......................................            121,822             (1,274)a           120,548
Goodwill, net ...........................................................            169,225                --              169,225
Other assets ............................................................             23,648                --               23,648
                                                                             ---------------     ---------------    ---------------
                                                                             $       811,832     $       (13,823)   $       798,009
                                                                             ===============     ===============    ===============
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Current portion of long-term debt .....................................    $        19,011     $          --      $        19,011
  Accounts payable ......................................................            216,117                --              216,117
  Accrued liabilities ...................................................             28,726                --               28,726
                                                                             ---------------     ---------------    ---------------
    Total current liabilities ...........................................            263,854                --              263,854
Revolving line of credit ................................................             95,100           (13,823)b             81,277
Long-term debt, less current portion ....................................             76,611                --               76,611
Convertible subordinated notes ..........................................             80,200                --               80,200
Deferred tax liability ..................................................              5,747                --                5,747
Other long term liability ...............................................              5,789                --                5,789
                                                                             ---------------     ---------------    ---------------
    Total liabilities ...................................................            527,301             (13,823)           513,478
Shareholders' equity:
  Common shares .........................................................              1,628                --                1,628
  Additional paid-in capital ............................................            201,732                --              201,732
  Retained earnings .....................................................             80,751                --               80,751
  Accumulated other comprehensive loss ..................................                540                --                  540
  Less treasury shares, at cost .........................................               (120)               --                 (120)
                                                                             ---------------     ---------------    ---------------
    Total shareholders' equity ..........................................            284,531                --              284,531
                                                                             ---------------     ---------------    ---------------
                                                                             $       811,832     $       (13,823)   $       798,009
                                                                             ===============     ===============    ===============

See accompanying notes to unaudited pro forma condensed combined balance sheet.

                          NOTES TO UNAUDITED PRO FORMA
                        CONDENSED COMBINED BALANCE SHEET

Adjustments have been made to the unaudited condensed combined balance sheet to reflect the following:

(a)  To reflect the disposition of the Swedish operations.

(b) To reflect the utilization of the proceeds from the disposition of the Swedish operations to pay down the Revolving Credit Facility.